                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        UNIVERSAL HEALTH SERVICES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        UNIVERSAL HEALTH SERVICES, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]

                        UNIVERSAL HEALTH SERVICES, INC.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                      KING OF PRUSSIA, PENNSYLVANIA 19406

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 1994

     Notice is hereby given that the Annual Meeting of Stockholders of Universal Health Services, Inc. (the "Company") will be held on Wednesday, May 18, 1994 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania for the following purposes:

     (1) To have the holders of Class A and Class C Common Stock elect two Class I directors, both directors to serve for a term of three years until the annual election of directors in 1997 and election and qualification of their respective successors.

     (2) To have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the Amendment to the 1989 Non-Employee Director Stock Opton Plan adopted by the Board of Directors of the Company.

     (3) To have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the 1994 Executive Incentive Plan adopted by the Board of Directors of the Company.

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 8, 1994, are entitled to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. IN ANY EVENT, PLEASE MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                                     SIDNEY MILLER
                                                       Secretary

King of Prussia, Pennsylvania
April 20, 1994

                        UNIVERSAL HEALTH SERVICES, INC.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                           KING OF PRUSSIA, PA 19406

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement (first mailed to stockholders on or about April 20, 1994) is furnished in connection with the solicitation by the Board of Directors of Universal Health Services, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. The meeting will be held on Wednesday, May 18, 1994 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania. The Annual Meeting is being held (1) to have the holders of Class A and C Common Stock elect two Class I directors of the Company who will serve for terms of three years until the annual election of directors in 1997 and the election and qualification of their respective successors; (2) to have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the Amendment to the 1989 Non-Employee Director Stock Option Plan which was adopted by the Board of Directors of the Company; (3) to have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the 1994 Executive Incentive Plan which was adopted by the Board of Directors of the Company, and (4) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     A copy of the Company's Annual Report to Stockholders, including financial statements for the year ended December 31, 1993, is enclosed herewith.

     A separate form of Proxy applies to the Company's Class A and Class C Common Stock and a separate form of Proxy applies to the Company's Class B and Class D Common Stock. Enclosed is a Proxy for the shares of stock held by you on the record date. Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by the Company prior to the Annual Meeting, be voted FOR each of the nominees for directors, FOR the approval of the Amendment to the 1989 Non-Employee Director Stock Option Plan, and FOR the approval of the 1994 Executive Incentive Plan, as shown on the form of Proxy. Any Proxy executed and returned to the Company is revocable by delivering a later signed and dated Proxy or other written notice to the Secretary of the Company at any time prior to its exercise. A Proxy is also subject to revocation if the person executing the Proxy is present at the meeting and chooses to vote in person.

                                     VOTING

     Only stockholders of record as of the close of business on April 8, 1994 are entitled to vote at the Annual Meeting. On that date, 1,139,123 shares of Class A Common Stock, par value $.01 per share, 114,482 shares of Class C Common Stock, par value $.01 per share, 13,022,238 shares of Class B Common Stock, par value $.01 per share, and 24,210 shares of Class D Common Stock, par value $.01 per share, were outstanding.

     The Company's Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share. Each holder of Class A Common Stock may cumulate his votes for directors giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of Shares of Class A Common Stock, or he may distribute his votes on the same principle among as many candidates as he shall see fit. For a holder of Class A Common Stock to exercise his cumulative voting rights, the stockholder must give notice at the meeting of his intention to cumulate his votes.

     As to matters other than the election of directors, including the approval of the Amendment to the 1989 Non-Employee Director Stock Option Plan, and the 1994 Executive Incentive Plan, the Company's Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holders thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds). In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in their discretion, may require beneficial owners to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from the stock records of the Company.

     Stockholders entitled to vote for the election of Directors can withhold the authority to vote for any one or more nominees. Nominees receiving a plurality of the votes cast will be elected. Abstention from the vote to consider the adoption of the Amendment to the 1989 Non-Employee Director Stock Option Plan, and for the approval of the 1994 Executive Incentive Plan or the approval of such other matters as may properly come before the meeting, or any adjournment thereof, are treated as votes against the proposal. Broker non-votes are treated as shares as to which the beneficial owners have withheld voting authority and therefore as shares not entitled to vote on the matter as to whether there is a broker non-vote, thereby making it easier to obtain the approval of holders of a majority of the shares entitled to vote which is required for approval of the various proposals.

     As of April 8, 1994, the shares of Class A and Class C Common Stock constituted 8.8% of the aggregate outstanding shares of the Company's Common Stock, had the right to elect five members of the Board of Directors and constituted 89.1% of the general voting power of the Company; and as of that date the shares of Class B and Class D Common Stock constituted 91.2% of the outstanding shares of the Company's Common Stock, had the right to elect two members of the Board of Directors and constituted 10.9% of the general voting power of the Company.

     As of February 11, 1994, the Company's current directors and officers as a group owned of record or beneficially 1,135,373 shares of Class A Common Stock, 191,563 shares of Class B Common Stock (excluding shares issuable upon exercise of options), 113,727 shares of Class C Common Stock and 415 shares of Class D Common Stock, representing 99.7%, 1.6%, 99.3% and 1.6%, respectively, of the outstanding shares of each class and constituting 89.1% of the general voting power of the Company on that date. Holders of approximately 1,129,173 shares of Class A Common Stock and 112,952 shares of Class C Common Stock constituting 99.1% of the outstanding Class A Common Stock, 98.7% of the outstanding Class C Common Stock and 88.4% of the general voting power of the Company have agreed pursuant to a Stockholders Agreement, dated September 26, 1985, as amended, to vote their shares of Class A Common Stock and Class C Common Stock, to approve or disapprove such matters as shall be presented to the stockholders of the Company for approval, in accordance with written instructions from Alan B. Miller, relating to: (a) a merger or consolidation of the Company with or into any other individual, corporation, partnership or other person or entity other than a merger or consolidation pursuant to which the Company is the continuing corporation and the result of which is not a sale, transfer or other disposition of or a modification of the form of ownership of the Company as it exists on the date of such Agreement; (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any substantial part of the assets of the Company (including without limitation any voting securities of a subsidiary of the Company) or of a subsidiary (which assets of the subsidiary constitute a substantial part of the assets of the Company) to any other individual, corporation, partnership or other person or entity; (c) the election of directors; or (d) any agreement, contract or other arrangement providing for any of the transactions described above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 11, 1994, the number of shares of equity securities of the Company and the percentage of each class owned beneficially, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of the general voting power of the Company currently held, by (i) all stockholders known by the Company to own more than 5% of any class of the Company's equity securities, (ii) all directors of the Company who are stockholders, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

                                                                                                    PERCENTAGE
                             CLASS A             CLASS B            CLASS C       CLASS D           OF GENERAL
   NAME AND ADDRESS OF       COMMON               COMMON            COMMON         COMMON             VOTING
   BENEFICIAL OWNER(1)      STOCK(2)             STOCK(2)          STOCK(2)       STOCK(2)           POWER(3)
- -------------------------   ---------      --------------------    ---------      --------          ----------
Martin Meyerson
University of
  Pennsylvania                                 9,600 (4)(5)(12)                      100(5)              (5)
225 Van Pelt Library
Philadelphia, PA 19103
Alan B. Miller(6)           1,044,780      1,195,056 (4)(12)         104,458                           81.7%
                               (91.7%)         (8.9% )                (91.2%)
Sidney Miller(6)               82,167        138,754 (4)(7)            8,220                            6.5%
                                (7.2%)         (1.0% )                 (7.2%)
Anthony Pantaleoni(6)           2,226(5)       6,085 (4)(5)(8)           274(5)      140(5)(8)           (5)
666 Fifth Avenue                                     (12)
New York, NY 10103
Kirk E. Gorman                                26,750 (5)                                                 (5)
Thomas J. Bender                              48,073 (5)(12)                                             (5)
Michael G. Servais                            14,737 (5)(12)                                             (5)
Richard C. Wright               6,200(5)      21,303 (4)(5)              775(5)      175(5)              (5)
The Bass Management Trust
  and Other Related
    Parties                                  927,632 (9)                                                 (5)
c/o W. Robert Cotham                           (7.6% )
2600 First City Bank
  Tower
Fort Worth, TX 76102
Neuberger & Berman                         1,035,717 (10)                                                (5)
605 Third Avenue                               (8.5% )
New York, NY 10158
FMR Corp.                                  1,239,300 (11)                                                (5)
82 Devonshire Street                          (10.2% )
Boston, MA 02109
All directors & officers    1,135,373      1,477,203 (12)            113,727         415               89.1%
as a group (12 persons)        (99.7%)          (11% )                (99.3%)       (1.6)%

- ---------------

 (1) Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.

 (2) Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.

 (3) As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds). The percentages indicated do not reflect the voting power of shares issuable upon the exercise of stock options or conversion of 7.5% Convertible Subordinated Debentures due 2008.

 (4) Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.

 (5) Less than 1%.

 (6) Messrs. Alan B. Miller, Sidney Miller, and Anthony Pantaleoni have entered into a Stockholders Agreement pursuant to which they have agreed to vote their shares of Classes A and C Common Stock with respect to certain matters as directed by Alan B. Miller. Parties to this Stockholders Agreement beneficially own an aggregate of 1,129,173 shares of Class A Common Stock and 112,952 shares of Class C Common Stock, constituting 88.4% of the general voting power of the Company.

 (7) Includes 30,000 shares of Class B Common Stock which are beneficially owned by Mr. Miller's spouse.

 (8) Includes 1,445 shares of Class B Common Stock and 140 shares of Class D Common Stock which are beneficially owned by Mr. Pantaleoni and are held by Mr. Pantaleoni in trust for the benefit of certain members of his family.

 (9) These securities are held by The Bass Management Trust, Perry R. Bass, Nancy L. Bass, Thomas M. Taylor, The Airlie Group, L.P., EBD L.P., Dort A. Cameron III, TMT-FW, Inc., Sid R. Bass Management Trust, and Sid R. Bass. Information is based on Amendment No. 9 to Schedule 13D Statement dated December 15, 1993.

(10) These securities are held by Neuberger & Berman, as investment advisor and broker dealer manager of assets for individuals and various pension plans and accounts. Information is based on a statement on Amendment No. 3 to
     Schedule 13G dated January 31, 1994.

(11) These securities are held by FMR Corp., a parent holding company. Information is based on Amendment No. 4 to Schedule 13G dated February 11, 1994.

(12) Includes 36,125 shares issuable pursuant to stock options to purchase Class B Common Stock held by directors and officers of the Company and exercisable within 60 days of February 11, 1994 as follows: Alan B. Miller (25,000); Anthony Pantaleoni (2,000); Thomas J. Bender (625); Michael G. Servais (4,000); Martin Meyerson (1,000); Leonard W. Cronkhite, Jr., M.D. (2,000); and Steve G. Filton (1,500).

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members. The Board of Directors is currently fixed at seven members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting. Under the Company's Restated Certificate of Incorporation, holders of shares of the Company's outstanding Class B and Class D Common Stock are entitled to elect 20% (but not less than one) of the directors, currently two directors, one in each of Class II and Class III, and the holders of Class A and Class C Common Stock are entitled to elect the remaining directors, currently five directors, two in Class I, one in Class II, and two in Class III.

     The persons listed below currently constitute the Company's Board of Directors. The term of the Class I directors, Dr. Martin Meyerson and Mr. John
H. Herrell, expire at the 1994 Annual Meeting. Dr. Martin Meyerson and Mr. John
H. Herrell have been nominated to be elected by the holders of Class A and Class C Common Stock. The Company has no reason to believe that either of the nominees will be unavailable for election; however, if either of the nominees become unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. Both nominees have consented to be named and have indicated their intent to serve if elected.

     The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

                                            CLASS OF                     PRINCIPAL OCCUPATION
                             CLASS OF     STOCKHOLDERS                      DURING THE LAST             DIRECTOR
           NAME              DIRECTOR   ENTITLED TO VOTE   AGE                FIVE YEARS                 SINCE
- ---------------------------  --------   -----------------  ---   -------------------------------------  --------
NOMINEES FOR TERMS
EXPIRING IN 1997
- -------------------------------------
Martin Meyerson............    I            A Common       71    Chairman, University of Pennsylvania     1985
                                            C Common             Foundation, and President Emeritus
                                                                 and University Professor, University
                                                                 of Pennsylvania, since 1981;
                                                                 President, University of Pennsylvania
                                                                 from 1970 to 1981. Director of Penn
                                                                 Mutual Life Insurance Company, Avatar
                                                                 Holdings, Inc., First Fidelity
                                                                 Bancorporation (honorary) and Saint
                                                                 Gobain Corp. and its operating
                                                                 companies, CertainTeed and Norton;
                                                                 Founding board member, the
                                                                 International Centre for the study of
                                                                 East Asian Development (Japan);
                                                                 Honorary President, International
                                                                 Association of Universities (Paris);
                                                                 President of the Foundation for the
                                                                 International Exchange of Scientific
                                                                 and Cultural Information by
                                                                 Telecommunications (Switzerland and
                                                                 U.S.); Senior Advisor, Taylor
                                                                 International.
John H. Herrell............    I            A Common       53    Vice President and Chief                 1993
                                            C Common             Administrative Officer of Mayo
                                                                 Foundation since 1993. Prior thereto,
                                                                 Chief Financial Officer of Mayo
                                                                 Foundation since 1984 and various
                                                                 other capacities since 1968. Chairman
                                                                 of the Board of Kahler Corporation,
                                                                 and a member of the Board of Advisory
                                                                 Directors, First Trust National
                                                                 Association, an affiliate of the
                                                                 First Bank System, Inc.

                                            CLASS OF                     PRINCIPAL OCCUPATION
                             CLASS OF     STOCKHOLDERS                      DURING THE LAST             DIRECTOR
           NAME              DIRECTOR   ENTITLED TO VOTE   AGE                FIVE YEARS                 SINCE
- ---------------------------  --------   -----------------  ---   -------------------------------------  --------
DIRECTORS WHOSE TERMS
EXPIRE IN 1995
- -------------------------------------
Anthony Pantaleoni.........    II           A Common       54    Partner in the law firm of Fulbright     1982
                                            C Common             & Jaworski L.L.P., New York, New York
                                                                 since 1970. Director of Faircom Inc.,
                                                                 Martech USA, Inc., AAON, Inc. and
                                                                 Westwood Corporation. The Company
                                                                 utilized, during the year ended
                                                                 December 31, 1993, and currently
                                                                 utilizes the services of Fulbright &
                                                                 Jaworski L.L.P., as counsel.
Robert H. Hotz.............    II           B Common       49    Managing Director, Member of the         1991
                                            D Common             Operating Committee, and Co-Head of
                                                                 Corporate Finance at Dillon, Read &
                                                                 Co., Inc. Prior thereto, Senior
                                                                 Executive Vice President and Head of
                                                                 Corporate Finance at Smith Barney,
                                                                 Harris Upham & Co. Director of
                                                                 Heckler Manufacturing and Investment
                                                                 Group, Inc. and Dillon, Read & Co.,
                                                                 Inc.
DIRECTORS WHOSE TERMS
EXPIRE IN 1996
- -------------------------------------
Alan B. Miller.............    III          A Common       56    Chairman of the Board, President &       1978
                                            C Common             Chief Executive Officer of the
                                                                 Company since 1978. Prior thereto,
                                                                 President, Chairman of the Board &
                                                                 Chief Executive Officer of American
                                                                 Medicorp, Inc. Trustee of Universal
                                                                 Health Realty Income Trust. Director
                                                                 of GMIS Inc., Genesis Health
                                                                 Ventures, and Penn Mutual Life
                                                                 Insurance Company.
Sidney Miller..............    III..        A Common       67    Secretary of the Company since 1990.     1978
                                            C Common             Prior thereto, Executive Vice
                                                                 President of the Company since 1983,
                                                                 Senior Vice President of the Company
                                                                 since 1982 and Vice President of the
                                                                 Company since 1978; Prior thereto,
                                                                 Vice President -- Financial Services
                                                                 and Control of American Medicorp,
                                                                 Inc.; Trustee of Universal Health
                                                                 Realty Income Trust.
Leonard W. Cronkhite, Jr.,
  M.D. ....................    III          B Common       74    Retired as President of MCW Research     1982
                                            D Common             Foundation, a medical organization, a
                                                                 position he held since 1984.
                                                                 President of the Medical College of
                                                                 Wisconsin from 1977 to 1984. Director
                                                                 of Nancy Sayles Day Foundation,
                                                                 Bigelow Laboratories for Ocean
                                                                 Science, and Senior Member, Institute
                                                                 of Medicine.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based on reports filed with the Company, the Company believes all required reports of executive officers and directors were filed in a timely manner.

                                 PROPOSAL NO. 2

                            ADOPTION OF AMENDMENT TO
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     In 1989, the Company adopted a stock option plan for non-employee directors of the Company (the "Option Plan"). The Board of Directors believes that the continued growth and success of the Company will depend, in large part, upon the ability of the Company to maintain and attract to its Board of Directors knowledgeable persons who, through their efforts and expertise, can make a significant contribution to the success of the Company's business and to provide incentive for such directors to work for the best interests of the Company and its stockholders through ownership of its Common Stock. Pursuant to the Option Plan as originally adopted, each non-employee director on the date the Option Plan was adopted and each new non-employee director who has served a period of three years as a director of the Company (the "Non-Employee Director") automatically received on the third anniversary of his service as a director (the "Grant Date"), an option to purchase 2,000 shares of the Company's Class B Common Stock (the "Option") at a per share exercise price equal to the fair market value of the Common Stock on the Grant Date. A maximum of 25,000 shares may be issued under the Option Plan. The Board believes that in order to continue to attract directors of high caliber, an amendment to the Plan is necessary.

THE AMENDMENT

     Under the Plan as amended by the Board of Directors on March 23, 1994, subject to Stockholder approval, Non-Employee Directors will be granted options to purchase 2,500 shares of Class B Common Stock on the date the amendment to the Plan was adopted by the Board of Directors or, in the case of new Directors, on their appointment to the Board, rather than 2,000 shares on the third anniversary of their appointment.

     Options may be exercised as to 25% of the shares on each of the four successive anniversaries of the Grant Date. Options granted under the Option Plan shall have a term of five years from the Grant Date and shall not be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     The Option Plan will be administered by the Board of Directors of the Company. However, the Option Plan prescribes the individuals who would be awarded Options, the number of shares subject to the Options, and the terms and conditions of each award. The Board of Directors may at any time terminate the Option Plan and may from time to time alter or amend the Option Plan or any part thereof, provided that, unless otherwise required by law, the rights of a Non-Employee Director with respect to an option granted prior to such termination, alteration or amendment may not be impaired without the consent of such Non-Employee Director.

     Messrs. Cronkhite, Meyerson, Hotz, Herrell and Pantaleoni were each granted on January 18, 1994, the date of the adoption of the amendment to the Option Plan by the Board of Directors, options to purchase 2,500 shares of Class B Common Stock under the Option Plan, at a per share exercise price of $19.625, the fair market value of the Common Stock on January 18, 1994. As a group, all Non-Employee Directors will have outstanding options to purchase 12,500 shares, which, had they all been in effect on December 31, 1993, would have had an aggregate potential unrealized value of $7,813 as of December 31, 1993; and $48,437 as of March 31, 1994.

FEDERAL INCOME TAX CONSEQUENCES

     An option granted under the Option Plan will be a non-statutory stock option and will be taxed in accordance with Section 83 of the Code and the regulations thereunder. A director granted an option under the Option Plan generally will realize income when the shares are purchased pursuant to the exercise of the option. The income realized (the difference between the exercise price of the option and the fair market value of the shares at the time the option is exercised) will be ordinary income to the optionee for which the Company will be able to claim a business expense deduction.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the Common Stock votes of the Company present or represented at the 1994 Annual Meeting of Stockholders is required for the approval of the Amendment to the Option Plan. Neither the law of the State of Delaware nor the Internal Revenue Code of 1986, as amended, requires that the Option Plan be approved by the Company's stockholders. However, the Company believes that if stockholders approve the Option Plan, the Option Plan will meet all of the conditions of Rule 16b-3 under the Securities Exchange Act of 1934, thereby exempting from the operation of the "short swing profit" recovery provisions of Section 16(b) of the Securities Exchange Act of 1934 the acquisition by Non-Employee Directors of Options awarded to them under the Option Plan. Therefore, in order to comply with Rule 16b-3, the Board of Directors has decided to submit the Option Plan for approval by the Company's stockholders at the 1994 Annual Meeting of Stockholders.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 3

                   ADOPTION OF 1994 EXECUTIVE INCENTIVE PLAN

     On March 23, 1994, the Board of Directors adopted the Universal Health Services Executive Incentive Plan (the "Executive Incentive Plan"), subject to approval by the Company's stockholders. The purpose of the Executive Incentive Plan is to provide a formal written program for the granting of annual performance-based incentive bonuses to senior management and other executive officers which will be maintained in lieu of the informal incentive bonus program which presently exists for such high-level personnel. (The informal bonus program will continue to exist for other personnel.) The following summary describes the principal features of the Executive Incentive Plan and is qualified in its entirety by reference to the plan document, a copy of which is attached hereto as Exhibit A.

     The Executive Incentive Plan will be administered by a committee (the "Committee") of at least two directors, all of whom must be "disinterested directors" under SEC Rule 16b-3 and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code. Bonuses may be awarded under the Executive Incentive Plan to members of senior management and other executive officers of the Company and its affiliates. The Committee will establish annual performance targets based upon net income and/or return on capital, as defined in the plan document. The Committee will also establish potential bonus amounts, expressed as a percentage of each participant's base salary and determined with reference to actual performance relative to the pre-established performance targets. The performance targets and potential bonus amounts may vary from year to year and from participant to participant, all as determined by the Committee. Under the Company's 1992 Stock Bonus Plan, as amended, 20% of each participant's Executive Incentive Plan bonus will be payable in stock, and each participant will be entitled to receive a stock bonus premium, payable in Common Stock of the Company, equal to 4% of the Participant's Executive Incentive Plan bonus. No participant may receive a bonus under the Executive Incentive Plan for any year which is more than 125% of the participant's base salary for the year (130% after giving effect to the stock bonus premium which would be payable under the Company's 1992 Stock Bonus Plan). For purposes of applying this percentage limitation, the maximum amount of a participant's base salary which may be taken into account for a given year (starting with 1994) may not exceed 125% of the participant's base salary for the preceding year. Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limitation on the deductibility of compensation paid to certain executives for taxable years beginning after 1993. The deduction limitation does not apply to certain "performance-based compensation" which is approved by a committee of outside directors and which is disclosed to and approved by stockholders. Based upon regulations recently proposed by the Treasury Department, the Company anticipates that, if the Executive Incentive Plan is approved, incentive compensation paid thereunder will qualify as performance-based compensation which is not subject to the executive compensation deduction limitation.

     The affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the 1994 Annual Meeting of Stockholders is required for the approval of the Executive Incentive Plan.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             EXECUTIVE COMPENSATION

     The following table shows all the cash compensation paid or to be paid by the Company as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chairman of the Board, President, and Chief Executive Officer and the four highest paid executive officers of the Company for such period in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                      ANNUAL COMPENSATION                     AWARDS
                                           -----------------------------------------   --------------------
                                                                         OTHER         RESTRICTED             ALL OTHER
                                                                         ANNUAL          STOCK                 COMPEN-
                                  FISCAL                            COMPENSATION ($)   AWARDS ($)   OPTIONS    SATION
   NAME AND PRINCIPAL POSITION     YEAR    SALARY ($)   BONUS ($)         (A)             (B)         (#)        (C)
- --------------------------------- ------   ----------   ---------   ----------------   ----------   -------   ---------
Alan B. Miller, Chairman of the
  Board, President, and Chief
  Executive Officer..............  1993     $710,004    $340,800       $    4,102       $ 94,767          0    $11,821
                                   1992      683,280     273,312        1,992,269         68,328    100,000     11,754
                                   1991      657,000     638,475        1,466,316              0          0     11,691
Kirk E. Gorman, Senior Vice
  President and Chief Financial
  Officer........................  1993      202,998      77,952                0         21,663          0      2,249
                                   1992      194,565      62,264           28,125         15,566          0      1,946
                                   1991      184,185      99,460                0              0          0      1,842
Thomas J. Bender, Vice
  President......................  1993      165,621      98,546                0         27,749          0      2,249
                                   1992      156,996      10,990            5,500          2,747      2,500      1,570
                                   1991      144,000      83,632                0         27,878          0      2,119
Richard C. Wright, Vice
  President......................  1993      150,552     104,577            1,095         25,359          0      2,249
                                   1992      142,161      84,586           40,108         21,146          0      2,182
                                   1991      136,500     105,613           37,117              0          0      1,365
Michael G. Servais, Vice
  President......................  1993      145,000      73,950                0         20,216      2,000      2,249
                                   1992      125,831           0                0         42,750          0      1,258
                                   1991      113,333      53,125                0         17,708      2,000          0

- ---------------
(a) Other annual compensation for Mr. Alan B. Miller includes: (i) $630,750 in 1992 and 1991 related to amounts forgiven under a 6.97% promissory note executed in connection with the grant in 1985 of restricted stock (a "1985 Stock Grant Loan"), (ii) $392,927 in 1992 and $100,000 in 1991 related to forgiveness of principal under a non-interest bearing demand note, (iii) $272,714 in 1992 and $83,604 in 1991 related to forgiveness of principal under loans made in connection with the exercise of stock options ("Option Loans"), (iv) $45,370 in 1992 and $89,813 in 1991 related to interest credited on the 1985 Stock Grant Loan, (v) $630,094 in 1992 and $526,893 in 1991 for income tax reimbursements related to the loan amounts forgiven and
    (vi) $4,102 in 1993, $20,414 in 1992 and $35,256 in 1991 for other compensation. Other annual compensation for Messrs. Gorman and Bender in 1992 represents forgiveness of principal under Option Loans. Other annual compensation for Mr. Richard C. Wright includes: (i) $21,750 in 1992 and 1991 related to amounts forgiven under a 6.97% promissory note executed in connection with a 1985 Stock Grant Loan, (ii) $3,265 in 1992 and $3,283 in 1991 related to interest credited on the 1985 Stock Grant Loan, (iii) $13,050 in 1992 and $12,084 in 1991 for income tax reimbursements related to the loan amounts forgiven and (vi) $1,095 in 1993 and $2,043 in 1992 related to forgiveness of principal under an Option Loan.

(b) Restricted stock awards represent (i) the value of Class B Common Shares received by those executives in lieu of cash payments pursuant to the Company's 1992 Stock Bonus Plan ("Bonus Shares"), (ii) the vested portion of additional restricted shares ("Premium Shares") equal to 20% of the Bonus Shares. Restrictions on one-half of the Bonus Shares and the Premium Shares lapse after one year and restrictions on the remaining shares lapse after two years, (iii) the value of the Class B Common Shares issued in connection with the 1990 Employee's Restricted Stock Purchase Plan. Restrictions lapse as to one-third of the shares in 1995, 1996 and 1997.

    Restricted stock awards for Mr. Alan B. Miller includes: (i) $85,200 in 1993 and $68,328 in 1992 representing the value of the Bonus Shares, and (ii) $9,567 in 1993 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Kirk E. Gorman includes: (i) $19,488 in 1993 and $15,566 in 1992 representing the value of the Bonus Shares and,
    (ii) $2,175 in 1993 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Thomas J. Bender includes:
    (i) $24,637 in 1993, $2,747 in 1992 and $27,878 in 1991 representing the value of the Bonus Shares and, (ii) $3,112 in 1993 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Richard C. Wright includes: (i) $22,394 in 1993 and $21,146 in 1992 representing the value of the Bonus Shares and, (ii) $2,965 in 1993 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Michael G. Servais includes: (i) $18,488 in 1993 and $17,708 in 1991 representing the value of the Bonus Shares, (ii) $1,728 in 1993 representing the value of the vested portion of the Premium Shares and, (iii) $42,750 in 1992, representing the value of 3,000 shares of the Company's Class B Common Shares, based on the closing market price of the shares on the date of grant, issued in connection with the 1990 Employee's Restricted Stock Purchase Plan. The value of these shares as of December 31, 1993 is $60,750 based on the closing market price of the shares on that date.

    At December 31, 1993, Messrs. Miller, Gorman, Bender, Wright and Servais held 8,161, 1,864, 2,871, 2,329 and 1,926 shares, respectively, of restricted Bonus Shares and Premium Shares, with a value based on the closing market price of the shares on that date, of $165,260, $37,746, $58,138, $47,162 and $39,002.

(c) All other compensation includes the Company's match of officers' contribution to the Company's 401(k) plan and, for Mr. Alan B. Miller, the total includes $9,572 in each year related to term life insurance premiums paid for by the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                                        ----------------------------------------------       POTENTIAL
                                                  PERCENT OF                              REALIZABLE VALUE
                                                     TOTAL                               AT ASSUMED ANNUAL
                                                    OPTIONS                                RATES OF STOCK
                                        OPTIONS   GRANTED TO    EXERCISE                 PRICE APPRECIATION
                                        GRANTED    EMPLOYEES    PER SHARE                 FOR OPTION TERM
                                          (#)      IN FISCAL      PRICE     EXPIRATION   ------------------
                 NAME                     (A)        YEAR        ($/SH)        DATE      5%($)      10%($)
- --------------------------------------  -------   -----------   ---------   ----------   ------     -------
Alan B. Miller........................     -0-         --              --           --       --          --
Kirk E. Gorman........................     -0-         --              --           --       --          --
Thomas J. Bender......................     -0-         --              --           --       --          --
Richard C. Wright.....................     -0-         --              --           --       --          --
Michael G. Servais....................   2,000         27%       $ 14.875      8/12/98   $8,219     $18,163

- ---------------
(a) Options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

                                                                                                           VALUE OF
                                                                             NUMBER OF                  UNEXERCISED IN-
                                                                            UNEXERCISED                    THE-MONEY
                                                                            OPTIONS AT                    OPTIONS AT
                                             SHARES       VALUE           FISCAL YEAR-END             FISCAL YEAR-END(2)
                                           ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
                  NAME                     EXERCISE(#)    ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -----------------------------------------  -----------   --------   -----------   -------------   -----------   -------------
Alan B. Miller...........................         0      $     0       25,000         75,000       $ 196,875      $ 590,625
Kirk E. Gorman...........................         0      $     0          750              0       $   9,656      $       0
Thomas J. Bender.........................     2,500      $26,250          625          1,875       $   3,984      $  11,953
Richard C. Wright........................       837      $ 5,613            0              0       $       0      $       0
Michael G. Servais.......................         0      $     0        4,000          4,000       $  48,125      $  32,875

- ---------------

(1) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on the date of exercise.

(2) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 31, 1993.

                              EMPLOYMENT CONTRACT

     The Company and Alan B. Miller have entered into an employment contract pursuant to which Mr. Miller will act as President and Chief Executive Officer of the Company until December 31, 1997, which period is subject to extension at the option of Mr. Miller or the Company until December 31, 2002. In addition, the Agreement provides for a five-year consulting arrangement commencing upon termination of Mr. Miller's active employment, during which period he will be paid an annual fee equal to one-half of his base salary at the date of expiration of the term of active employment. During the period of his active employment, Mr. Miller is entitled to a salary of $675,000 for the year ended December 31, 1992, increased in each year thereafter by an amount equal to not less than the percentage increase in the consumer price index over the previous year. Mr. Miller is also entitled to an annual bonus of at least $100,000 and payment of insurance premiums, including income tax reimbursements, of $13,674 per annum, as well as such other compensation as the Board of Directors may determine in its discretion. Mr. Miller may be discharged only for cause or permanent disability.

EXECUTIVE RETIREMENT INCOME PLAN

     In October 1993, the Board of Directors adopted the Executive Retirement Income Plan pursuant to which certain management or other highly compensated employees designated by the Board of Directors who have completed at least 10 years of active employment with the Company may receive retirement income benefits. The monthly benefit is payable to a participant who retires after he or she reaches age 62 and is equal to 3% of the employee's average monthly base salary over the three years preceding retirement multiplied by the number of full years (not to exceed 10) of the participant's active employment following the first 10 years of the participant's employment with the Company. Payment of the benefit will be made in 60 monthly installments following the participant's retirement date. Under certain circumstances, the participant may be entitled to elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years. The estimated annual benefits payable (for the 60 months in which the participant receives benefits) upon retirement at age 65 for each of Alan B. Miller, Kirk E. Gorman, Thomas J. Bender, Richard C. Wright and Michael G. Servais, assuming their annual compensation increases by 4% annually, would be $280,439, $133,507, $117,813, $88,023 and $81,516, respectively. If an employee ceases employment with the Company prior to age 62, no retirement income will be payable to the participant unless the Board of Directors determines otherwise.

                        COMMITTEE REPORT TO SHAREHOLDERS

     The report of the Compensation and Stock Option Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Stock Option Committee of the Board of Directors was comprised during 1993 of three non-employee directors. Anthony Pantaleoni, a member of the Committee, is a partner in Fulbright & Jaworski L.L.P., which serves as the Company's principal outside counsel.

COMPENSATION PHILOSOPHY

     The Compensation Committee regularly reviews and, with any changes it believes appropriate, approves the Company's compensation program. The Company believes that executive compensation should be closely related to the value delivered to stockholders. This belief has been adhered to by developing incentive pay programs which provide competitive compensation and reflect Company performance. Both short-term and long-term incentive compensation are based on Company performance and the value received by stockholders.

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the Company's strategic business goals. In doing so, the compensation programs reflect the following themes:

     - Compensation should encourage increased stockholder value.

     - Compensation programs should support the short-term and long-term strategic business goals and objectives of the Company.

     - Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions toward business goals.

     - Compensation programs should enable the Company to attract and retain highly qualified professionals.

PAY MIX AND MEASUREMENT

     The Company's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

     The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company, the performance of the individual executive and general economic conditions.

SHORT-TERM INCENTIVES

     At the start of each fiscal year, during the budgeting process, target levels of net income and return on assets for the Company as a whole ("Company Targets") and target levels of net income for each of the Company's individual divisions and facilities ("Division Targets") are established by senior management of the Company and approved by the Board of Directors.

     All senior executives of the Company, including heads of divisions and facilities have the opportunity to earn as a bonus for a fiscal year an amount equal to a portion of their base salary for that fiscal year, depending on whether and to what extent the Company Targets and/or the Division Targets are achieved. For 1994 and future years, this program will be formalized for officers of the Company in the 1994 Executive Incentive Plan. For fiscal 1993,
(i) Alan B. Miller, the Company's Chairman and President, was entitled to a bonus of up to 50% of his base salary if the Company Targets were achieved, (ii) Kirk E. Gorman, the Company's Senior Vice President, was entitled to a bonus of up to 40% of his base salary if the Company Targets were achieved and (iii) Thomas J. Bender, Richard C. Wright and Michael G. Servais, Vice Presidents of the Company, were entitled to a bonus of up to 35% of their respective base salaries if the Company Targets and the Division Targets were achieved. Seventy-five percent (75%) of Messrs. Bender, Wright and Servais' respective bonuses were to be determined based on the achievement of the Division Targets, and the remaining 25% of such bonuses were to be determined based on the achievement of the Company Targets. The Compensation Committee elected to increase the bonus amounts paid to Messrs. Miller and Gorman by 20%. In the event the Company Targets and/or the Division Targets are exceeded, the senior executives can earn up to 250% of his or her base bonus.

LONG-TERM INCENTIVES

     Stock options are granted from time to time to reward key employees' contributions. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest in equal amounts over four years and executives must be employed by the Company for such options to vest.

1993 COMPENSATION

     The base salary for the Chairman and President was increased during 1993 to $710,004. This represents a 4% increase over 1992. Further, the bonus of the Chairman and President for 1993, determined as set forth above, was $426,000 (including $85,200 in restricted stock), reflecting 60% of his base salary. It was the policy of the Compensation Committee to make every effort not to lower base salaries for those executives and employees considered by the Board of Directors to be important contributors to the Company's growth and development. However, it has been the policy of the Board of Directors generally, as implemented by the Compensation Committee, not to give raises in excess of inflation unless required to meet competitive conditions.

1994 COMPENSATION

     The Board of Directors has asked the Compensation and Stock Option Committee to determine salaries and bonus targets prior to the start of each fiscal year to conform the Company's procedures to recent changes in the tax law. A subcommittee consisting of Messrs. Cronkhite and Hotz will establish these targets pursuant to the 1994 Executive Compensation Plan in March 1994 for the 1994 calendar year and in December of each year commencing in December 1994 for future years. The Committee expects to continue the basic policies outlined above.

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Compensation Committee believes that compensation levels during 1993 adequately reflect the Company's compensation goals and policies.

                                  COMPENSATION AND STOCK OPTION COMMITTEE

                                  Leonard W. Cronkhite, Jr.
                                  Robert H. Hotz
                                  Anthony Pantaleoni

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                       (THE COMPANY, S&P 500, PEER GROUP)

                                   UNIVERSAL
      MEASUREMENT PERIOD          HEALTH SER-
    (FISCAL YEAR COVERED)         VICES, INC.      S & P 500      PEER GROUP
1988                                    100.00          100.00          100.00
1989                                    150.69          131.69          106.54
1990                                    148.65          127.60          107.62
1991                                    224.00          166.47           86.61
1992                                    230.11          179.15           96.13
1993                                    329.89          197.21          154.15

     The total cumulative return on investment (change in the year end stock price plus reinvested dividends) for each of the periods for the Company, the peer group and the S&P 500 Composite is based on the stock price or composite index at the end of fiscal 1988.

     The above graph compares the performance of the Company with that of the S&P 500 Composite, and a group of peer companies with the investment weighted on market capitalization. Companies in the peer group are as follows: American Medical Holdings, Inc., Columbia Hospital Corporation, Community Psychiatric Centers, HCA-Hospital Corporation of America, Health Management Associates, Inc., HealthTrust, Inc., Humana Inc., OrNda HealthCorp., and Ramsay Health Care, Inc.

                           COMPENSATION OF DIRECTORS

     The non-employee directors are compensated for their service on the Board of Directors and Committees of the Board on an annual basis at $20,000 each. In 1993, Dr. Cronkhite received $20,000; Messrs. Pantaleoni, Meyerson and Hotz each received $17,500. Mr. George Strong (a former director) received $2,500.

     Pursuant to the Company's Non-Employee Director Stock Option Plan, each director of the Company, other than Mr. Hotz and Mr. Herrell, was granted options to purchase 2,000 shares of the Class B Common Stock of the Company at an exercise price of $9.00 per share in March 1989. In January 1994, each director of the Company received an option to purchase 2,500 shares of the Class B Common Stock of the Company at an exercise price of $19.625 per share, subject to approval by the stockholders of the Amendment to the 1989 Non-Employee Director Stock Option Plan (see Proposal No. 2).

                               BOARD OF DIRECTORS

     Meetings of the Board. Regular meetings of the Board are generally held every other month, while special meetings are called when necessary. Before each Board or Committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 1993, there were seven Board meetings. All current directors attended more than 75% of the meetings of the Board and of committees of the Board on which they served, except for John H. Herrell, who was appointed as a director in November 1993.

     The Executive Committee, the Compensation and Stock Option Committee, the Audit Committee, and the Finance Committee are the standing committees of the Board of Directors, and may meet concurrently with the Board of Directors' meetings.

     Executive Committee. The Executive Committee has the responsibility, between meetings of the Board of Directors of the Company, to advise and aid the officers of the Company in all matters concerning the management of the business and, while the Board is not in session, has the power and authority of the Board to the fullest extent permitted under law. The Executive Committee did not meet in 1993. Members of the Committee are Alan B. Miller, Leonard W. Cronkhite, Jr., M.D., and Anthony Pantaleoni.

     Compensation and Stock Option Committee. The Compensation and Stock Option Committee has responsibility for reviewing and recommending to the Board of Directors the compensation levels of officers and directors of the Company and its subsidiaries and the administration of the 1985 Non-Statutory Stock Option Plan, the 1990 Employees' Restricted Stock Purchase Plan, the 1992 Corporate Ownership Program, the 1992 Stock Bonus Plan, and the 1992 Stock Option Plan. This Committee met once in 1993. The members of this Committee are Leonard W. Cronkhite, Jr., M.D., Anthony Pantaleoni, and Robert H. Hotz. A subcommittee of the Compensation and Stock Option Committee, comprised of Messrs. Cronkhite and Hotz, will administer the 1994 Executive Incentive Plan.

     Audit Committee. The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices and to maintain a direct line of communication between the directors and the independent accountants. It recommends the firm to be appointed independent auditor, reviews the scope and results of the audit with the independent auditors and considers the adequacy of the internal accounting and control procedures of the Company. The Audit Committee met twice in 1993. Members of this Committee are Leonard W. Cronkhite, Jr., M.D., Martin Meyerson, and John H. Herrell.

     Finance Committee. The Finance Committee is responsible for reviewing the Company's cash flow and capital commitments and is charged with overseeing its long-term financial planning. The Finance Committee did not meet in 1993. Members of this Committee are Sidney Miller and Robert H. Hotz.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Arthur Andersen & Co. has been retained by the Board of Directors, on the recommendation of the Audit Committee, to perform all accounting and audit services during the 1994 fiscal year. It is anticipated that representatives of Arthur Andersen & Co. will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

                        EXPENSES FOR PROXY SOLICITATION

     The principal solicitation of proxies is being made by mail; however, certain officers, directors and employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telegram, telephone or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                    FOR PRESENTATION AT 1995 ANNUAL MEETING

     Any proposal that a stockholder wishes to present for consideration at the 1995 Annual Meeting must be received by the Company no later than December 23, 1994. This date provides sufficient time for inclusion of the proposal in the 1995 proxy materials.

                        OTHER BUSINESS TO BE TRANSACTED

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, the Proxies confer discretionary authority in the persons named therein. Those persons will vote or act in accordance with their best judgment with respect thereto.

     YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                                     SIDNEY MILLER
                                                       Secretary

King of Prussia, Pennsylvania
April 20, 1994

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INVESTOR RELATIONS, UNIVERSAL HEALTH SERVICES, INC., UNIVERSAL CORPORATE CENTER, 367 SOUTH GULPH ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                                                                       EXHIBIT A

                           UNIVERSAL HEALTH SERVICES
                         1994 EXECUTIVE INCENTIVE PLAN

     1. Purpose. The purpose of the Plan is to foster the ability of the Company and its Affiliates to attract, retain and motivate highly qualified senior management and other executive officers of the Company and its Affiliates through the payment of performance-based incentive bonuses.

     2. Definitions. Wherever used herein, the masculine includes the feminine, the singular includes the plural, and the following terms have the following meanings unless a different meaning is clearly required by the context.

          (a) "Affiliate" means any entity (whether or not incorporated) which is required to be aggregated with the Company under Section 414(b) or 414(c) of the Internal Revenue Code of 1986 (the "Code").

          (b) "Board" means the Board of Directors of the Company.

          (c) "Company" means Universal Health Services, Inc.

          (d) "Committee" means the administrative committee appointed by the Board in accordance with the provisions hereof.

          (e) "Compensation" means the base salary of a Participant for a calendar year, determined as of the beginning of the calendar year and without regard to increases, if any, made during the calendar year.

          (f) "Net Income" means the net income of the Company or of an Affiliate, division, hospital or other units, as determined by the Committee.

          (g) "Participant" means, with respect to any calendar year, an individual who is designated by the Committee as eligible to receive an incentive bonus for the year upon achievement of the applicable performance conditions.

          (h) "Plan" means the incentive compensation plan as set forth herein and any amendments thereto.

          (i) "Return on Capital" means Net Income divided by the quarterly average net capital of the Company or of an Affiliate, division, hospital or other unit, as determined by the Committee.

     3. Administration. The Plan will be administered by a committee consisting of at least two directors appointed by and serving at the pleasure of the Board. Each member of the Committee will be a "disinterested director" within the meaning and for the purposes of Rule 16b-3 issued by the Securities and Exchange Commission under the Securities Exchange Act of 1934, and an "outside director" within the meaning of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to interpret, construe and apply the provisions of the Plan and to take such action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan. The Company shall indemnify and hold harmless each member of the Committee and any employee or director of the Company or an Affiliate to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or wilful misconduct.

     4. Eligibility. Annual incentive bonuses may be awarded under the Plan to any person who is a member of the senior management of the Company and to other executive officers of the Company or an Affiliate. Subject to the provisions hereof, the Committee will select the persons to whom incentive bonuses may be awarded for any calendar year and will fix the terms and conditions of each such award.

     5. Annual Performance Bonus. The amount of a Participant's incentive bonus for a year will be equal to the Participant's base bonus amount (described in (a) below) multiplied by the applicable performance factor (described in (b) below).

          (a) Base Bonus Amount. For each calendar year, the Committee will establish the amount of bonus ("base bonus amount") which will be payable to a Participant if the performance goals for the year are met. A Participant's base bonus amount will be expressed as a percentage of the Participant's Compensation, which percentage may vary from year to year and may be different for each Participant or class of Participants, all as determined by the Committee.

          (b) Applicable Performance Factor. For each calendar year, the Committee will establish performance targets based upon the following business criteria: increase in Net Income from the preceding calendar year, and Return on Capital. As to any Participant or class of Participants, the performance targets may be based upon either or both of such criteria and on Company-wide figures, local or divisional figures, or a combination thereof. If a Participant's performance targets for a calendar year are achieved, then the Participant will be entitled to receive an incentive bonus equal to 100% of the Participant's base bonus amount for the year. No incentive bonus will be payable for a year if neither performance target is achieved, and a performance bonus (which may be greater than 100% of a Participant's base bonus amount) may be payable if either or both performance targets are exceeded for a calendar year, all in accordance with a Company performance matrix established by the Committee.

          (c) Performance Conditions to be Pre-Established. Performance targets, as well as percentage factors used to determine base bonus amounts and performance percentages with respect to any calendar year will be established in writing by the Committee before the beginning of that calendar year; provided, however, that the Committee may establish any one or more of said factors during the calendar year if and to the extent permitted by the Treasury Department pursuant to Section 162(m) of the Code.

          (d) Payment of Stock. Notwithstanding anything to the contrary contained in the Company's 1992 Stock Bonus Plan, an amount equal to 20% of a Participant's incentive bonus for a calendar year will be payable in the form of Common Stock of the Company and no election may be made by the Participant to receive a greater portion of his or her incentive bonus in such form. Subject to the provisions of the 1992 Stock Bonus Plan, a Participant will be entitled to receive an additional bonus, payable in the form of shares of Common Stock of the Company, equal to 4% of the Participant's incentive bonus (determined without regard to this section).

          (e) Limitation on Amount of Incentive Bonuses. Notwithstanding anything to the contrary contained herein, the maximum incentive bonus which any Participant may earn hereunder for any calendar year is an amount equal to 125% of the Participant's Compensation for that calendar year (130% after taking into account the stock bonus premium described in the preceding subsection). For purposes of the preceding sentence, a Participant's Compensation for any calendar year will be disregarded to the extent it is greater than 125% of the Participant's Compensation (determined with regard to this sentence) for the preceding calendar year.

     6. Calculation and Payment of Performance Bonus. As soon as practicable after the end of each calendar year, the Committee, based upon the Company's financial statements for the year, will determine the amount, if any, of the incentive bonus payable to each Participant for that calendar year. A Participant's incentive bonus for a calendar year will be paid to the Participant at such time as the Committee determines; provided, however, that the Committee may authorize an advance payment based upon its preliminary calculations, and provided further that the Committee may establish a procedure pursuant to which payment of all or a portion of a Participant's incentive bonus for a calendar year will be deferred. Unless the Committee determines otherwise, no incentive bonus will be payable to a Participant with respect to a calendar year if the Participant's employment with the Company and its Affiliates terminates at any time prior to the payment thereof.

     7. Amendment or Termination. The Board may amend or terminate the Plan at any time.

     8. Governing Law. The Plan and each award made under the Plan shall be governed by the laws of the State of Delaware, it being understood, however, that incentive bonuses awarded and paid under the Plan are intended to constitute "performance-based compensation" within the meaning of Section 162(m) of the Code, and the provisions of the Plan and any award made hereunder will be interpreted and construed accordingly.

     9. No Rights Conferred. Nothing contained herein will be deemed to give any person any right to receive an incentive bonus award under the Plan or to be retained in the employ or service of the Company or any Affiliate.

     10. Decisions of the Board or Committee to be Final. Any decision or determination made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee hereunder, shall be final and binding.

    PROXY                                                      CLASS A
                                                            COMMON STOCK
                                                               CLASS C
                                                            COMMON STOCK
                        UNIVERSAL HEALTH SERVICES, INC.
                      THIS PROXY SOLICITED BY THE BOARD OF
                      DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 18, 1994

    Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 8, 1994 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 18, 1994, at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

            PLEASE MARK YOUR CHOICE LIKE THIS * IN BLUE OR BLACK INK

/ /        ------------------------            ------------------------            ------------------------
              ACCOUNT NUMBER                      CLASS A COMMON                      CLASS C COMMON
- --------------------------------------------------------------------------------
1. The Election of Directors: Nominees are Martin Meyerson and John H. Herrell      4. Discretionary authority is hereby granted
                                                                                       with respect to such other matters as may
  / / For Both Nominees                     / / Withheld from                          properly come before the meeting.
                                                Both Nominees                          -------------------------------------------
  / / For EXCEPT Vote Withheld from
      the Following Nominee:
  ------------------------------------------------------

- ------------------------------------------------------------------------

2. Adoption of the Amendment to the 1989 Non-Employee Director Stock Option Plan
           FOR                    AGAINST                    ABSTAIN
           / /                     / /                        / /
- ------------------------------------------------------------------------
3. Adoption of the 1994 Executive Incentive Plan
           FOR                    AGAINST                    ABSTAIN
           / /                     /  /                       / /

- ------------------------------------------------------------------------

                                                DATED:

                                                SIGNATURE:
                                                SIGNATURE:
                                                IMPORTANT: Please sign exactly
                                                as name appears at the left.
                                                Each joint owner shall sign.
                                                Executors, administrators,
                                                trustees, etc. should give full
                                                title.

                                                The above-signed acknowledges
                                                receipt of the Notice of Annual
                                                Meeting of Stockholders and the
                                                Proxy Statement furnished
                                                therewith.
- --------------------------------------------------------------------------------

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE ABOVE. IF
NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR DIRECTORS, FOR ADOPTION OF THE AMENDMENT TO THE 1989 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, AND FOR ADOPTION OF THE 1994 EXECUTIVE INCENTIVE PLAN.
- --------------------------------------------------------------------------------

PROXY                                                 CLASS B
                                                    COMMON STOCK
                                                      CLASS D
                                                    COMMON STOCK



                       UNIVERSAL HEALTH SERVICES, INC.

                     THIS PROXY SOLICITED BY THE BOARD OF
                     DIRECTORS FOR THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON MAY 18, 1994

Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 8, 1994, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 18, 1994 at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof.
Any and all proxies heretofore given are hereby revoked.

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


- -------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

                       UNIVERSAL HEALTH SERVICES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                           MAY 18, 1994, 10:00 A.M.

                          UNIVERSAL CORPORATE CENTER
                             367 SOUTH GULPH ROAD
                             KING OF PRUSSIA, PA.


1.  The election of two directors         2.  Adoption of the Amendment
to be voted on by holders of Class        to the 1989 Non-Employee Director
A Common and Class C Common stock         Stock Option Plan.
only

                                          FOR       AGAINST      ABSTAIN

                                         / /         / /          / /

3.  Adoption of the 1994 Executive          Discretionary authority is hereby     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED
Incentive Plan.                             granted with respect to such other    AS DESIGNATED BY THE ABOVE.  IF NO CHOICE IS
                                            matters as may properly come before   SPECIFIED, THE PROXY WILL BE VOTED FOR ADOPTION
                                            the meeting.                          OF THE AMENDMENT TO THE 1989 NON-EMPLOYEE DIRECTOR
                                                                                  STOCK OPTION PLAN, AND FOR ADOPTION OF THE 1994
FOR       AGAINST      ABSTAIN                                                    EXECUTIVE INCENTIVE PLAN.

/ /         / /          / /                                                      DATED:  ----------------------------------------

                                                                                  SIGNATURE:  ------------------------------------

                                                                                  SIGNATURE:  ------------------------------------

                                                                                  IMPORTANT:  Please sign exactly as name appears
                                                                                  at the left.  Each joint owner shall sign.
                                                                                  Executors, administrators, trustees, etc. should
                                                                                  give full title.

                                                                                  The above-signed acknowledges receipt of the
                                                                                  Notice of Annual Meeting of Stockholders and the
                 "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA                      Proxy Statement furnished therewith.
                 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"


- --------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                ANNUAL MEETING
                                      OF
                 UNIVERSAL HEALTH SERVICES, INC. STOCKHOLDERS
                           WEDNESDAY, MAY 18, 1994
                                  10:00 A.M.
                          UNIVERSAL CORPORATE CENTER
                             367 SOUTH GULPH ROAD
                             KING OF PRUSSIA, PA


                                    AGENDA

               *  Election of Directors
               *  Adoption of Amendment to 1989 Non-Employee
                  Director Stock Option Plan
               *  Adoption of 1994 Executive Incentive Plan.
               *  Discussion on matters of current interest